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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  _____________

                                    FORM 8-K
                                  _____________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 5, 2005






                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)



        ILLINOIS                     0-17363                   36-3442829
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(State or other jurisdiction       (Commission              (I.R.S. Employer
    of incorporation)              File Number)             Identification No.)



                   6431 West Oakton St. Morton Grove, IL 60053
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               (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code:  (847) 967-1010



                                       N/A
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          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01   REGULATION FD DISCLOSURE

            On July 5, 2005, Lifeway Foods, Inc., an Illinois corporation (the "Company") issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.








ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            EXHIBIT NO.     DESCRIPTION OF EXHIBIT
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            EXHIBIT 99.1    Press release dated July 5, 2005 - "Lifeway Foods
                            Reports Record Second Quarter, and Six Months Sales"



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 5, 2005

                                          LIFEWAY FOODS, INC.


                                          By: /s/ Julie Smolyansky
                                          -----------------------------------
                                          Julie Smolyansky
                                          Chief Executive Officer, President,
                                          and Director